Exhibit 10.2

ADDITIONAL REVOLVING CREDIT AMENDMENT AND AGREEMENT

ADDITIONAL REVOLVING CREDIT AMENDMENT AND AGREEMENT dated as of May 4, 2020 (this “Agreement”), to the ABL CREDIT AGREEMENT dated as of May 31, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended and otherwise modified by this Agreement, the “Amended Credit Agreement”), among US FOODS, INC., a Delaware corporation (the “Parent Borrower”), the other Loan Parties party thereto, each lender from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and ABL Collateral Agent (in such capacities, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Credit Agreement. The rules of construction set forth in subsection 1.2 of the Amended Credit Agreement shall apply to this Agreement mutatis mutandis.

A.          The Parent Borrower has requested pursuant to subsection 2.6 of the Credit Agreement to increase the aggregate amount of the Commitments in respect of the Facility by $390,000,000 to an aggregate amount of $1,990,000,000.

B.          Each Increasing Lender (as defined below) has agreed to provide an Additional Commitment on the Amendment Effective Date (as defined below) in the amount set forth on Schedule 1 hereto opposite its name, in each case on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

C.          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Additional Commitments.  (i) Effective as of the Amendment Effective Date, each Person listed on Schedule 1 hereto (each, an “Increasing Lender” and collectively, the “Increasing Lenders”) agrees that, on and as of the Amendment Effective Date, the Commitment of such Increasing Lender shall increase by the amount set forth opposite its name on Schedule 1 (the amount of such increase being referred to herein as such Increasing Lender’s “Additional Commitment”).  The parties hereto acknowledge and agree that: (a) the Additional Commitments shall constitute Commitments in respect of the Facility, (b) the Commitment Percentage of each Increasing Lender shall be calculated to include its Additional Commitment and (c) any Additional Loans made by each Increasing Lender pursuant to such Increasing Lender’s Additional Commitment shall be included for purposes of calculating such Increasing Lender’s Aggregate Outstanding Revolving Credit to the extent of such Additional Loan then outstanding.

(ii) (a) Upon the effectiveness of the Additional Commitments, each Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Increasing Lender, and each such Increasing Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Amended Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Amended Credit Agreement in Letters of Credit and (y) participations under the Amended Credit Agreement in Swing Line Loans held by each Lender (including each such Increasing Lender) will equal such Lender’s Commitment Percentage and (b) on the Amendment Effective Date, each Increasing Lender shall make a Revolving Loan to the Parent Borrower in such amount as determined by the Administrative Agent to be necessary to ensure that all outstanding Revolving Loans shall be held by the Lenders ratably in accordance with their new Commitment Percentages.  Revolving Loans made pursuant to clause (b) of the preceding sentence shall be allocated ratably to each outstanding Borrowing and shall bear interest at the same rates, and have the same Interest Periods, as the Borrowings to which they are allocated.

SECTION 2. Additional Agreements. Effective as of the Amendment Effective Date, the Parent Borrower further agrees with the Increasing Lenders as follows:

(i) Notwithstanding the limitations in the first proviso of subsection 7.6(b) of the Amended Credit Agreement or otherwise, the Administrative Agent shall be permitted to conduct at the expense of the Loan Parties, (x) one additional appraisal for Inventory, (y) one additional appraisal for Transportation Equipment, and (z) one additional field examination for Accounts, in each case of the type contemplated by subsection 7.6(b) of the Amended Credit Agreement, during the period commencing on the Amendment Effective Date and ending on the first anniversary thereof.

(ii) The Parent Borrower shall furnish to the Administrative Agent for distribution to the Lenders no later than Wednesday of each week commencing with the first week beginning after the Amendment Effective Date and ending on or prior to June 30, 2020, or if Wednesday is not a Business Day, the next succeeding Business Day, a report on the Division Accounts as of the last Business Day of the preceding week, substantially in the form of Exhibit A hereto (each, a “Division Accounts Report”).

(iii) The Parent Borrower shall continue to deliver Borrowing Base Certificates to the Administrative Agent in accordance with subsection 7.2(f) of the Amended Credit Agreement no less frequently than monthly, notwithstanding that subsection 7.2(f) of the Amended Credit Agreement may permit the Parent Borrower to deliver Borrowing Base Certificates on a less frequent basis.

(iv) After June, 30, 2020, at any time that Excess Borrowing Base Availability is less than 25% of the Line Cap for two consecutive Business Days, until Excess Borrowing Base Availability is at least 25% of the Line Cap for 30 consecutive days, the Parent Borrower shall furnish to the Administrative Agent for distribution to the Lenders, no later than Wednesday of each week, or if Wednesday is not a Business Day, the next succeeding Business Day, a Division Accounts Report as of the last Business Day of the preceding week.

(v) Any default in the performance of any of the agreements contained in clauses (ii), (iii) or (iv) hereof shall be deemed a failure to perform under subsection 7.2(f) of the Amended Credit Agreement and shall be an Event of Default in accordance with subsection 9.1(c) of the Amended Credit Agreement; provided that notwithstanding the foregoing, the application of this clause (v) may be waived with the consent of the Increasing Lenders providing Additional Commitments representing more than 50% of the aggregate Additional Commitments.

(vi) RS Funding Inc. shall be merged with and into the Parent Borrower, with the Parent Borrower as the surviving corporation, as evidenced by a certificate of merger to that effect, no later than two Business Days after the Amendment Effective Date (or such later date as the Administrative Agent in its sole discretion may agree).

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(vii)  Any deposit account subject to a control agreement prior to or after the Amendment Effective Date under the ABS Documents either (i) shall be terminated; or (ii) shall be (a) retitled to show ownership of such deposit account by Parent Borrower and (b) subject to the requirement of the Amended Credit Agreement that all amounts on deposit therein are automatically transferred to the Concentration Account or another deposit account subject to the control of the Administrative Agent; in each case, no later than thirty days after the Amendment Effective Date (or such later date as the Administrative Agent in its sole discretion may agree).

SECTION 3. Representations and Warranties. The Parent Borrower and (as to subsection 3(i) below) each other Loan Party hereby represents and warrants, on the date hereof that:

(i) this Agreement has been duly authorized, executed and delivered by the Parent Borrower and each other Loan Party, and this Agreement constitutes a legal, valid and binding obligation of the Parent Borrower and each other Loan Party, enforceable against the Parent Borrower and each other Loan Party in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by such proceedings in equity or at law);

(ii) all representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof (in each case, except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct as of such earlier date);

(iii) no Default or Event of Default has occurred and is continuing; and

(iv) immediately prior to giving effect to the Additional Commitments, the Parent Borrower is in compliance with subsection 8.1 of the Credit Agreement as of the end of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to subsection 7.1 of the Credit Agreement.

SECTION 4. Effectiveness of this Agreement.  This Agreement shall become effective at the time and on the date (the “Amendment Effective Date”) upon which the following conditions precedent are satisfied (or waived by the Increasing Lenders):

(i) the Administrative Agent shall have received a duly executed counterpart signature page of this Agreement from each party hereto;

(ii) the Increasing Lenders shall have received the favorable opinion of Cravath, Swaine & Moore LLP, special counsel to the Loan Parties, relating to the execution, delivery and enforceability of this Agreement;

(iii) all amounts due or outstanding under the Credit and Security Agreement, dated as of August 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time), among RS Funding Inc., the Parent Borrower, the conduit lenders from time to time party thereto, the committed lenders from time to time party thereto, the managing agents from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent (other than contingent obligations for which no claim has been made), shall have been paid in full, all commitments thereunder terminated and all guarantees and liens granted in connection therewith released, and the other ABS Documents shall have been terminated in accordance with their terms;

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(iv) the Administrative Agent shall have received:

(a) a copy of the resolutions or equivalent action of the Board of Directors of each Loan Party authorizing, the execution, delivery and performance of this Agreement, certified by the secretary, an assistant secretary or other authorized representative of such Loan Party as of the Amendment Effective Date, which certificate shall state that the resolutions or other action thereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect;

(b) a certificate of each Loan Party, dated as of the Amendment Effective Date, as to the incumbency and signature of the officers or other authorized signatories of such Loan Party executing this Agreement executed by a Responsible Officer or other authorized representative and the secretary, any assistant secretary or another authorized representative of such Loan Party;

(c) copies of the certificate or articles of incorporation and by-laws (or other similar governing documents serving the same purpose) of each Loan Party, certified as of the Amendment Effective Date as complete and correct copies thereof by the secretary, an assistant secretary or other authorized representative of such Loan Party; and

(d) a certificate from the Parent Borrower, dated as of the Amendment Effective Date, certifying as to the accuracy of the representations and warranties set forth in clauses (ii), (iii) and (iv) of Section 3 hereof; and

(v) the Administrative Agent shall have received reimbursement of all reasonable out-of-pocket expenses required to be reimbursed by the Loan Parties under the Loan Documents to the extent invoiced at least three Business Days prior to the Amendment Effective Date (or such later date as the Parent Borrower may reasonably agree).

The Administrative Agent shall promptly notify the Parent Borrower and the Lenders of the Amendment Effective Date.

SECTION 5. Reference To And Effect Upon The Credit Agreement; Reaffirmation.

(i) From and after the Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to such agreement in any other Loan Document, shall mean the Amended Credit Agreement, and (ii) this Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents; provided that notwithstanding anything to the contrary in the Amended Credit Agreement, the provisions of Section 2 hereof may be amended, waived or otherwise modified by an instrument in writing signed by the Parent Borrower and each of the Increasing Lenders.

(ii) Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (i) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (ii) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Security Documents, shall continue in full force and effect in respect of, and to secure, the Obligations and shall accrue to the benefit of the Secured Parties (including the Increasing Lenders).

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(iii) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Secured Party under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.  This Agreement shall not extinguish the Obligations for the payment of money outstanding under the Loan Documents or discharge or release the Liens granted in any Security Document or any security therefor or any guarantee thereof, and after giving effect to this Agreement, the Liens and security interests for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  This Agreement shall not constitute a novation of the Obligations or any of the Loan Documents.  Except as expressly set forth herein, nothing herein contained shall be construed as a substitution, or a payment and re-borrowing, or a termination, of the Obligations outstanding under the Loan Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.

SECTION 6. Counterparts, Etc. This Agreement and any notices delivered under this Agreement, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to the Administrative Agent under this Agreement.  This Agreement and any notices delivered under this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Agreement and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Agreement or notice. This Agreement shall constitute the request of the Parent Borrower and the Additional Revolving Credit Amendment contemplated by subsection 2.6 of the Amended Credit Agreement.

SECTION 7. Governing Law; Jurisdiction; Etc.  The provisions of subsections 11.12, 11.13 and 11.15 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages follow]

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

US FOODS, INC.

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

BAY-N-GULF, INC.

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

E & H DISTRIBUTING, LLC

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

FRESH UNLIMITED, INC.

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

GREAT NORTH IMPORTS, LLC

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

[Signature Page to the Additional Revolving Credit Amendment]

TRANS-PORTE, INC.

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer

[Signature Page to the Additional Revolving Credit Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, ABL Collateral Agent and Increasing Lender

By:	/s/ Hilda Carbajal
	Name:	Hilda Carbajal
	Title:	Authorized Signatory

[Signature Page to the Additional Revolving Credit Amendment]

BANK OF AMERICA, N.A., as Increasing Lender

By:	/s/ Andrew J. Heinz
	Name:	Andrew J. Heinz
	Title:	Senior Vice President

[Signature Page to the Additional Revolving Credit Amendment]

CITIBANK N.A., as Increasing Lender

By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President & Director

[Signature Page to the Additional Revolving Credit Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Increasing Lender

By:	/s/ Mark Pienkos
	Name:	Mark Pienkos
	Title:	Managing Director

[Signature Page to the Additional Revolving Credit Amendment]

TRUIST BANK, as successor by merger to SunTrust Bank, as Increasing Lender

By:	/s/ Joseph A. Massaroni
	Name:	Joseph A. Massaroni
	Title:	Director

[Signature Page to the Additional Revolving Credit Amendment]

SCHEDULE 1

ADDITIONAL COMMITMENTS

Lender	Commitment Increase
Wells Fargo Bank, National Association	$120,000,000.00
Bank of America, N.A.	$75,000,000.00
Citibank N.A.	$75,000,000.00
Fifth Third Bank, National Association	$60,000,000.00
Truist Bank	$60,000,000.00
Total	$390,000,000.00